UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 30, 2011

Pre-Paid Legal Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Oklahoma	001-09293	73-1016728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Pre-Paid Way
Ada, Oklahoma	74820
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(580) 436-1234

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Pre-Paid Legal Services, Inc. (“Pre-Paid” or the “Company”) issued a press release on January 31, 2011 announcing that Pre-Paid entered into a definitive merger agreement with MidOcean PPL Holdings Corp. and PPL Acquisition Corp., both newly created entities formed by MidOcean Partners, a private investment firm (“MidOcean”) on January 30, 2011. A copy of the Press Release is attached to this report as Exhibit 99.1. Pre-Paid also sent a notice to its employees regarding the proposed merger on January 31, 2011, a copy of which is attached as Exhibit 99.2. Pre-Paid intends to file an additional report on Form 8-K under which it will make the disclosures required by Item 1.01 relating to the proposed merger with MidOcean.

Additional Information and Where to Find It
In connection with the merger, Pre-Paid will prepare a proxy statement to be filed with the Securities and Exchange Commission (the “SEC”). When completed, a definitive proxy statement and a form of proxy will be mailed to Pre-Paid's shareholders.  BEFORE MAKING ANY VOTING DECISION, PRE-PAID'S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Pre-Paid's shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at www.sec.gov.  Pre-Paid's shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Pre-Paid, Attn: Randy Harp, One Pre-Paid Way, Ada, Oklahoma 74820, telephone: (580) 436-1234, or from the investor relations section of the Company's website, http://www.prepaidlegal.com/newCorp2/investor/investor_home.html.

Participants in Solicitation
Pre-Paid and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Pre-Paid's shareholders with respect to the special meeting of shareholders that will be held to consider the merger. Information about Pre-Paid's directors and executive officers and their ownership of the Company's common stock is set forth in the proxy statement for Pre-Paid's 2010 Annual Meeting of Shareholders, which was filed with the SEC on March 30, 2010.  Shareholders may obtain additional information regarding the interests of the participants in the solicitation by reading the proxy statement and other relevant documents regarding the merger, when filed with the SEC.

Item 9.01.                   Financial Statements and Exhibits.
(d)         Exhibits
Exhibit Number	Description
99.1	Press Release dated January 31, 2011
99.2	Email sent to corporate employees

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pre-Paid Legal Services, Inc.
Date: January 31 2011
	By:	/s/ Randy Harp
	Name:	Randy Harp
	Title:	Co-CEO, President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 31, 2011
99.2	Email sent to corporate employees